Subsequent Events	9 Months Ended
Aug. 31, 2011
Notes to Financial Statements
Subsequent Events

NOTE 11 - SUBSEQUENT EVENTS

On September 5, 2011, Liberty American, LLC (“Liberty”), a wholly-owned subsidiary of the Company, received notice that the operator agreement between Liberty and the holder of certain licenses to two mining concessions (collectively, the "Concessions") on the "La Cienega" mining prospect in Northern Sonora, Mexico had been terminated. Pursuant to the Operator Agreement, Liberty or its designee had been granted the right to operate a mine in connection with the Concessions in exchange for a royalty of five percent (5%) of the net mining revenues associated with such operations.

On September 19, 2011, Mark Klok resigned as the Company’s Chief Executive Officer. Also on September 19, 2011, the Company appointed Randall Appel as its Chief Executive Officer.

On September 29, 2011, Opiuchus Holdings, Inc. (“OHI”), a corporation owned by Mark Klok, the Chairman of the Company, executed a Shareholder Voting Agreement (hereafter, the “Agreement”) with Randall Appel, the Chief Executive Officer of the Company. OHI is the holder of 100,000 shares of Series B Preferred Shares of the Company (hereafter, the “Preferred Shares”), which collectively hold an aggregate of 2,000,000,000 votes. Pursuant to the Agreement, OHI assigned Mr. Appel its voting rights with respect to the Preferred Shares for a period of one year. The Agreement may be terminated by OHI upon the occurrence of certain events, which includes the failure of Mr. Appel to vote the Preferred Shares against a vote by the shareholders to dismiss Mr. Klok from the Company’s Board of Directors.

On October 5, 2011, the Board approved an Employment Agreement between the Company and Randall Appel, the Company’s Chief Executive Officer. The Employment Agreement has a five year term and provides for a base salary of $180,000 per annum, with annual increases based on the greater of the CPI increase or 5%. Mr. Appel is also entitled to a signing bonus of $75,000 commensurate with the commencement of his employment as CEO. The Employment Agreement further entitles Mr. Appel to a severance payment of twelve (12) months’ salary if he is terminated without cause during the employment term.

Also on October 5, 2011, the Board of Directors of the Company amended and restated its Articles of Incorporation providing for a decrease in the number of authorized shares of common stock from 750,000,000 to 50,000,000 shares, as well as to decrease the number of authorized shares of Preferred stock from 100,000,000 to 20,000,000 shares.

Also on October 5, 2011, the Board of Directors of the Company and holders of a majority of the voting rights of the Company’s capital stock approved a reverse split of the Company’s Common Stock on a 2,000 for 1 basis.